                                                                   EXHIBIT 10(D)

                              GLACIER BANCORP, INC.

                              AMENDED AND RESTATED
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                        (EFFECTIVE AS OF JANUARY 1, 2008)

     This Amended and Restated Supplemental Executive Retirement Agreement ("Agreement"), effective as of January 1, 2008, is entered into by and between Glacier Bancorp, Inc. (the "Company") and __________________ (the "Executive").

                                    RECITALS

     A. The Company and Executive previously entered into a Supplemental Executive Retirement Agreement, dated _____________[DATE OF PRIOR AGREEMENT] ("Original Agreement"), pursuant to which the Company agreed to pay Executive certain amounts to make up for lost benefits caused by limitations imposed under the tax laws on contributions that can be made to tax-qualified retirement plans and by Executive's participation in the deferred compensation plan sponsored by the Company.

     B. The Company and Executive wish to amend and restate the Original Agreement, as provided herein, to conform it to the requirements of Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and to make other changes as set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     "Account" means a bookkeeping account maintained by the Company in the name of Executive to which annual amounts shall be credited according to the terms of this Agreement.

     "Affiliate" means an entity that is considered a single employer with the Company under Code Sections 414(b) or 414(c).

     "Agreement" is defined in the first paragraph hereof.

     "Annual Addition" has the meaning set forth in Code Section 415 and the regulations thereunder.

     "Benefits" means payments required to be made to Executive or his Designated Beneficiary under this Agreement.

     "Cause" has the meaning set forth in, and shall be determined in accordance with, the Employment Agreement.

     "Change in Control" means the occurrence of (i) a merger or consolidation in which the Company is not the continuing or surviving entity or pursuant to which the issued and outstanding shares of common stock of the Company are converted into cash, securities or other property, other than a merger of the Company in which the holders of issued and outstanding shares of the common stock of the Company immediately prior to the merger own more than fifty percent (50%) of the combined voting power of the surviving corporation immediately after the merger, (ii) the acquisition of shares of the Company's issued and outstanding common stock in a single or a series of related transactions, if immediately thereafter persons who owned shares of such common stock immediately before such acquisition do not own more than fifty percent (50%) of the combined voting power of the Company immediately after such acquisition, or (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" is defined in the first paragraph of this Agreement.

     "Deferred Compensation Plan" means the Amended and Restated Deferred Compensation Plan, effective as of January 1, 2008, sponsored by the Company, as such plan may be amended from time to time.

     "Designated Beneficiary" means the person or persons designated by Executive to receive Benefits in the event of Executive's death before all amounts credited to his Account have been paid to him. Executive shall designate the Designated Beneficiary by delivering to the Company a Payment Election Form that names the Designated Beneficiary and may change the Designated Beneficiary from time to time by delivering to the Company a Designated Beneficiary Change Form. Any such change shall be effective immediately after the form is delivered to the Company.

     "Designated Beneficiary Change Form" means the Designated Beneficiary Change Form (substantially in the form attached hereto as Exhibit B) pursuant to which Executive changes the Designated Beneficiary

     "Employment Agreement" means Executive's employment agreement with the Company and/or an Affiliate, as such agreement may be amended from time to time.

     "Executive" is defined in the first paragraph of this Agreement.

     "409A Suspension Period" is defined in paragraph d. of Article III.

     "Payment Election Form" means the Payment Election Form (substantially in the form attached hereto as Exhibit A) pursuant to which Executive identifies the Payment Trigger Event, form of payment of Benefits and the Designated Beneficiary(ies). In the absence, at any time, of a valid Payment Election Form, the distribution election form applicable to Executive's account under the Deferred Compensation Plan shall apply to Executive's Account.

     "Payment Trigger Event" is defined in paragraph a. of Article III.

     "Plan Year" means the calendar year.

     "Separation from Service" means Executive's "separation from service," within the meaning of Treas. Reg. Section 1.409A-1(h), from the Company and all Affiliates for any reason. Whether an entity is an "Affiliate" for purposes of this definition of "Separation from Service" shall be determined by substituting the language "at least 50 percent" in place of "at least 80 percent" each place that it appears in Code Section 1563(a)(1), (2) and (3) (to determine if a controlled group of corporations exists under Code Section 414(b)) and in Treas. Reg. Section 1.414(c)-2 (to determine trades or businesses (whether or not incorporated) that are under common control under Code Section 414(c)). A Separation from Service shall be deemed to occur if the Company and Executive reasonably anticipate that Executive will perform no further services for the Company or an Affiliate (whether an employee or an independent contractor) or that the level of bona fide services Executive will perform in the future (whether as an employee or an independent contractor) will permanently decrease to no more than twenty percent (20%) of the average level of bona fide services performed (whether as an employee or independent contractor) over the immediately preceding 36-month period. An Executive on an authorized, bona fide leave of absence shall experience a Separation from Service on the first day of the seventh (7th) month of such leave, unless Executive's right to reemployment with an Employer is provided by either statute or contract. A leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that Executive will return to perform services for the Company or an Affiliates. For purposes of the 36-month period described above, (i) if Executive is on a paid bona fide leave of absence, Executive will be treated as providing bona fide services at a level of equal to the level of services that Executive would have been required to perform to receive the compensation paid during the leave of absence, and (ii) unpaid bona fide leaves of absence are disregarded.

     "Tax-qualified Plan" means any plan maintained by the Company or an Affiliate that is intended to qualify under Code Section 401 (whether or not the plan so qualifies).

                                   ARTICLE II
                        CREDITING OF BENEFITS TO ACCOUNT

     a. GENERAL. As of the close of each Plan Year, the Company shall credit to Executive's Account an amount equal to the difference between

          (i) employer contributions that would have been allocated to Executive's accounts under Tax-qualified Plans if limitations imposed by Code Section 401 and Executive's participation in the Deferred Compensation Plan are both disregarded, and

          (ii) Annual Additions actually credited to Executive under Tax-qualified Plans.

The Company shall have the right to determine, in its sole discretion, which limitations imposed by Code Section 401 are taken into account for purposes of determining the amount under clause (i) above. In addition, as a condition to the Company crediting Executive's Account in a Plan Year, the Company may require Executive to make elective deferrals (defined in Code
Section 402(g)(3)) to Tax-qualified Plans in an amount equal to the maximum elective deferrals that the Executive is permitted to make under the Code for such Plan Year.

     b. ADJUSTMENTS TO ACCOUNT. As of the close of each Plan Year ending after 2004, the Company shall adjust the Account as of the end of such Plan Year to reflect a rate of return (either positive or negative) equal to fifty percent (50%) of return on average equity of common stock issued by the Company as of December 31 of such calendar year (which return on average equity shall be determined by the Company using such rounding conventions as it determines, in its sole discretion, to be appropriate). The adjustment shall be made by multiplying the fifty percent (50%) of return on average equity by the balance in the Account on the first day of such Plan Year, and adding or subtracting the resulting product from the credit balance.

     c. BALANCE OF ACCOUNT. The balance of the Account, as of any time, shall be the sum of amounts deferred by Executive and credited to his Account on or before such time, plus or minus adjustments to such Account under the immediately preceding sentence on or before such time, less any amounts paid or withdrawn from such Account on or before such time.

     d. EFFECT OF PAYMENT TRIGGER EVENT. After the occurrence of the Payment Trigger Event elected by Executive, amounts that would otherwise be credited to his Account for services performed after such Payment Trigger Event shall instead be paid to him within sixty (60) days after the close of the Plan Year in which such Services are performed.

                                   ARTICLE III
                               PAYMENT OF BENEFITS

     a. PAYMENT TRIGGER EVENTS. Amounts credited to Executive's Account shall be paid to him on, or beginning on, the first day of the first month immediately following the month in which one of the following events ("Payment Trigger Event") occurs, as elected by Executive in a Payment Election Form:

          (i)   Separation from Service (defined below);

          (ii)  Attainment of age sixty-five (65);

          (iii) Any of the first five (5) anniversary dates following his Separation from Service, as specified by Executive in his Payment Election Form; or

          (iv) Any of the first five (5) anniversary dates following his attainment of age sixty-five (65), as specified by Executive in his Payment Election Form.

     b. FORM OF PAYMENT - LUMP-SUM OR INSTALLMENT. Amounts credited to the Account of Executive shall be paid to him in either a single lump-sum or in equal annual installments over a period of five (5) years, as elected by Executive in a Payment Election Form.

     c. ELECTIONS IRREVOCABLE. Executive may not change the Payment Trigger Event or the form of payment after he elects the same.

     d. REQUIRED DELAY IN PAYMENT FOR SPECIFIED EMPLOYEES. If Executive is a specified employee, then notwithstanding any contrary provisions of this Agreement, any amounts payable to him under this Agreement on account of a Separation from Service that could cause him to be subject to the gross income inclusion, interest and additional tax provisions of Code Section 409A(a)(1) shall not be paid until after the end of the sixth calendar month beginning after such Separation from Service (the "409A Suspension Period"). Within fourteen (14) calendar days after the end of the 409A Suspension Period, the Company shall pay Executive a lump sum payment in cash equal to the sum of all payments delayed because of the preceding sentence, together with interest thereon for the 409 Suspension Period calculated on such basis as the Company determines to be appropriate. Thereafter, Executive shall receive any remaining payments under this Agreement as if this paragraph d. of Article III were a not a part of the Agreement. For purposes of this Agreement, Executive is a "specified employee" if, as of the date of his Separation from Service, he is a key employee of Company or its Affiliates, provided any of their stock is publicly traded on an established securities market or otherwise. Executive is a "key employee" if he meets the requirements of Code Section 416(i)(1)(A)(i),
(ii) or (iii) (applied in accordance with the regulations thereunder and disregarding Code Section 416(i)(5)) at any time during the twelve (12) month period ending on a December 31. If Executive is a key employee as of such a date, he is treated as a key employee for purposes of this Agreement for the entire twelve (12) month period beginning on the April 1 that follows such December 31. The foregoing provisions of this paragraph d. of Article III are intended to comply with Treas. Reg. Section 1.409A-1(i) and shall be interpreted and administered consistently therewith.

     e. PAYMENTS ON DEATH OF EXECUTIVE. If Executive dies before he is paid the entire balance of his Account, then the Company shall pay the unpaid balance of the Account, within ninety (90) days following his death, in a single lump-sum to the primary or contingent Designated Beneficiary, as elected by Executive. If a primary Designated Beneficiary does not survive Executive, then the share otherwise payable to him shall be paid to the primary Designated Beneficiary's estate; provided, however, that if Executive has designated a contingent Designated Beneficiary, then such share shall be paid to the contingent Designated Beneficiary. If the contingent Designated Beneficiary does not survive Executive, then the share otherwise payable to him shall be paid to the contingent Designated Beneficiary's estate.

     f. CERTAIN RESTRICTIONS ON PAYMENT. Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable hereunder shall be reduced to the extent that on the date of Executive's termination of employment such reduction is necessary to avoid subjecting the Company or its Affiliates to the loss of a deduction under Code Section 280G. In addition, any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     g. VALID ELECTION. No election made by Executive with respect to his Account shall be valid or recognized by the Company unless the election is made on a Payment Election Form or Designated Beneficiary Change Form that is properly completed, duly signed and dated by the Executive, and delivered to the Company.

                                   ARTICLE IV
                                   ASSIGNMENT

     Except as otherwise is provided in this Agreement, it is agreed that neither Executive nor a Designated Beneficiary shall have a right to commute, sell, assign, transfer, encumber and pledge or otherwise convey the right to receive any Benefits hereunder, which Benefits and the rights thereto are expressly declared to be nonassignable and nontransferable.

                                    ARTICLE V
                            NO RETENTION OF SERVICES

     The Benefits payable under this Agreement shall be independent of, and in addition to, any other benefits that may be paid pursuant to an employment agreement that may exist from time to time between the parties hereto, or any other compensation payable by the Company or an Affiliate to Executive, whether as salary, bonus or retirement income under employee benefit plans. This Agreement shall not restrict the right of the Company or an Affiliate to terminate Executive's employment, or restrict the right of Executive to terminate employment.

                                   ARTICLE VI
                          UNSECURED RIGHTS OF EXECUTIVE

     Neither Executive, nor his Designated Beneficiary, nor any other person or persons having or claiming a right to payments hereunder or an interest in the Account shall have either a secured claim against the assets of the Company or any other right, title, interest, or claim in or to any specific asset, fund, reserve, account, or property of any kind whatsoever owned by the Company or in which the Company may have any right, title or interest now or in the future. Such persons are unsecured creditors of the Company with respect to any claim for payments or benefits under this Agreement and nothing herein shall be construed to give them the right to enforce such claim in any manner other than as an unsecured creditor.

                                   ARTICLE VII
                                CHANGE IN CONTROL

     The provisions of this Article VII shall supersede any provisions of this Agreement to the contrary. At any time before, but not more than five (5) business days after, a Change in Control, the Company may contribute to a trust assets in an amount equal to the aggregate amount payable to Executive pursuant to this Agreement, which assets shall be used to assist the Company in making payment to Executive as they come due under the terms and conditions of the Agreement. The trust and any assets held therein shall conform to the provisions of the model trust described in Revenue Procedure 92-64 (or any successor thereto). It is the intention of the parties that the Agreement be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

                                  ARTICLE VIII
                              TERMINATION FOR CAUSE

     In the event of Executive's termination of employment with the Company or an Affiliate for Cause, no Benefits shall be payable hereunder, and the Company shall have no further obligations to Executive hereunder.

                                   ARTICLE IX
                                 REORGANIZATION

     The Company agrees that it will not merge or consolidate with any other corporation organization, or permit its business activities to be taken over by any other organization, unless and until the succeeding or continuing corporation or other organization expressly assumes the rights and obligations of the Company herein set forth. The Company further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this paragraph, without having made adequate provision for the fulfillment of its obligation hereunder.

                                    ARTICLE X
                                   AMENDMENTS

     This Agreement may be amended in whole or in part only by a writing signed by all of the parties hereto.

                                   ARTICLE XI
                                   TERMINATION

     a. GENERAL. The Company may terminate this Agreement at any time. Termination of the Agreement shall not accelerate the time that amounts credited to the Account of Executive are paid hereunder. Notwithstanding the immediately preceding sentence, the Company may elect to liquidate the Account after termination, and accelerate the time that such amounts are paid, if all of the following conditions are satisfied:

          (i) The termination of the Agreement and liquidation of the Account do not occur proximate to a downturn in the financial health of the Company or any of its Affiliates;

          (ii) The Company and its Affiliates terminate and liquidate all agreements, methods, programs and other arrangements sponsored by the Company and its Affiliates that would be aggregated with any terminated and liquidated agreements, methods, programs and other arrangements under Treas. Reg. Section 1.409A-1(c) if Executive had deferrals of compensation under all of the agreements, methods, programs and other arrangements that are terminated and liquidated;

          (iii) No payments in liquidation of the Account are made within twelve
                (12) months of the date the Company takes all necessary action to irrevocably terminate and liquidate the Account, other than payments that would be payable under the terms of the Agreement if the action to terminate the Agreement and liquidate the Account had not occurred;

          (iv) All payments are made within twenty-four (24) months of the date the Company takes all necessary action to irrevocably terminate the Agreement and liquidate the Account; and

          (v) Neither the Company nor any Affiliate will adopt a new plan that would be aggregated with any terminated and liquidated plan under Treas. Reg. Section 1.409A-1(c) if Executive participated in both plans, at any time within three (3) years following the date the Company takes all necessary action to irrevocably terminate the Agreement and liquidate the Account.

     b. CHANGE IN CONTROL. The Company may irrevocably terminate the Agreement and liquidate the Account within thirty (30) days preceding or twelve (12) months following a "change in control event" within the meaning of Treas. Reg.
Section 1.409A-3(i)(5), provided that all agreements, methods, programs and other arrangements sponsored by the Company and its Affiliates immediately after the time of the change in control event with respect to which deferrals of compensation are treated as having been deferred under a single plan under Treas. Reg. Section 1.409A-1(c)(2) are terminated and liquidated with respect to each participant that experienced the change in control event, so that under the terms of the termination and liquidation all such participants are required to receive all amounts of compensation deferred under the terminated agreements, methods, programs and other arrangements within twelve (12) months of the date the Company and its Affiliates irrevocably takes all necessary action to terminate and liquidate the agreements, methods, programs and arrangements.

     c. CORPORATE DISSOLUTION. The Company may irrevocably terminate the Agreement and liquidate the Account within twelve (12) months following a corporate dissolution taxed under Code Section 331 of the Code, or with the approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A), provided that the amounts deferred under the Agreement are included in Executive's gross income in the latest of following years (or, if earlier, the taxable year in which the amount is actually or constructively received): (i) the calendar year in which the termination of the Agreement and liquidation of the Account occurs; (ii) the first calendar in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.

                                   ARTICLE XII
                                    STATE LAW

     This Agreement shall be construed and governed in all respects under and by the laws of the State of Montana, except to the extent preempted by federal law. If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                                  ARTICLE XIII
                                    HEADINGS

     Heading and subheadings in this Agreement are inserted for convenience and reference only and constitute no part of this Agreement.

                                   ARTICLE XIV
                                  COUNTERPARTS

     This Agreement may be executed in an original and any number of counterparts, each of which shall constitute an original and be treated as one and the same instrument.

                                   ARTICLE XV
                                 EFFECTIVE DATE

     This amended and restated Agreement is effective as of January 1, 2008 and supersedes all prior agreements relating to the subject matter hereof. The amended and restated Agreement applies to all compensation deferred (i) on or after such effective date, under the amended and restated Agreement, and (ii) before such effective date, under prior versions of this Agreement. Unless terminated earlier as provided in Article XI, this Agreement shall remain in effect during the term of Executive's employment with the Company or an Affiliate and until all benefits payable hereunder are paid.

                                   ARTICLE XVI
                         INTERPRETATION OF THE AGREEMENT

     The Board of Directors of the Company shall have sole and absolute right to administer, construe, and interpret the Agreement (including, without limitation, the provisions of Article II relating to amounts that are required to be credited to Executive's Account), all in its sole discretion, and its decisions shall be conclusive and binding on all persons.

                                  ARTICLE XVII
                               CERTAIN TAX ISSUES

     a. WITHHOLDING. All payments made under this Agreement shall be subject to reduction by the Company for all amounts that the Company is required to withhold under federal, state or local tax laws.

     b. RESPONSIBILITY FOR TAXES. Executive is solely responsible and liable for the satisfaction of all taxes, interest and penalties that may arise in connection with their participation in and receipt of payments under the Agreement (including those arising under Code Section 409A). The Company shall not have any obligation to indemnify Executive or otherwise hold him harmless from any such taxes, interest or penalties.

                                  ARTICLE XVIII
                             ARBITRATION OF DISPUTES

     In the event that a dispute arises between Executive and the Company as to the terms or interpretation of this Agreement, each party to this Agreement hereby expressly agrees to submit the dispute to arbitration before the American Arbitration Association. The decision of the American Arbitration Association shall be final and binding on all the parties, and there shall be no appeal therefrom.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed in its corporate name by its duly authorized officer, impressed with its corporate seal, and properly attested to, and Executive has hereto set his hand, all on the day and year first above written.

EXECUTIVE

                                            Date:
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Print name:
            -----------------------------

COMPANY

GLACIER BANCORP, INC. ,
a Montana corporation

                                            Date:
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Its:
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

                                    EXHIBIT A

                              GLACIER BANCORP, INC.

                              AMENDED AND RESTATED
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                        (EFFECTIVE AS OF JANUARY 1, 2008)

                                   ----------

                              PAYMENT ELECTION FORM

     The undersigned ("Executive") is a party to the Amended and Restated Supplemental Executive Retirement Agreement, effective as of January 1, 2008, by and between Glacier Bancorp, Inc. and Executive ("Agreement"). Executive hereby makes the elections set forth herein respect to his Account (as defined in the Agreement).

     1. PAYMENT TRIGGER EVENTS. Executive IRREVOCABLY elects to have amounts credited to his Account paid to him on, or beginning on, the first day of the first month immediately following the month in which the following Payment Trigger Event occurs:

          CHECK ONE OF THE FOLLOWING BOXES:

          [ ]  Separation from Service;

          [ ]  Attainment of age of sixty-five (65);

          [ ] The following anniversary date of Executive's Separation from Service ___________ (write 1st, 2nd, 3rd, 4th or 5th in space); or

          [ ] The following anniversary date of Executive's attainment of age sixty-five (65) ___________ (write 1st, 2nd, 3rd, 4th or 5th in space).

NOTE: IF YOU ELECT "ATTAINMENT OF AGE SIXTY-FIVE (65)" OR "THE FOLLOWING ANNIVERSARY DATE OF EXECUTIVE'S ATTAINMENT OF AGE SIXTY-FIVE (65)," THEN AMOUNTS, IF ANY, THAT WOULD OTHERWISE BE CREDITED TO YOUR ACCOUNT FOR SERVICES PERFORMED AFTER THE PAYMENT TRIGGER EVENT OCCURS SHALL BE PAID TO YOU WITHIN SIXTY (60) DAYS AFTER THE CLOSE OF THE PLAN YEAR IN WHICH SUCH SERVICES ARE PERFORMED, INSTEAD OF BEING CREDITED TO YOUR ACCOUNT FOR LATER PAYMENT.

     2. FORM OF PAYMENT. Executive IRREVOCABLY elects to have amounts credited to his Account paid to him on, or beginning on, the date described in paragraph 1 hereof in the following form:

          CHECK ONE OF THE FOLLOWING BOXES:

          [ ]  Single lump-sum; or

          [ ]  Equal annual installments over a period of five (5) years

     3. DESIGNATED BENEFICIARY.

          a. PRIMARY DESIGNATED BENEFICIARY. Executive elects to have the unpaid balance of his Account ("Remaining Balance") paid, within ninety (90) days following his death, in a single lump-sum to the following primary Designated Beneficiary(ies):

Name of Primary          Social Security                     Percentage of
Designated Beneficiary        Number       Mailing Address   Death Benefit
----------------------   ---------------   ---------------   -------------
                                                              __________%

                                                              __________%

If a primary Designated Beneficiary predeceases Executive, then the Remaining Balance shall be paid instead, within ninety (90) days following Executive's death, to the primary Designated Beneficiary's estate; provided, however, that if Executive has named a contingent Designated Beneficiary in paragraph 3.b, then the Remaining Balance shall be paid instead as provided in such paragraph.

          b. CONTINGENT DESIGNATED BENEFICIARY. Executive elects to have the Remaining Balance paid, within ninety (90) days following his death, in a single lump-sum to the following contingent Designated Beneficiary(ies):

Name of Primary          Social Security                     Percentage of
Designated Beneficiary        Number       Mailing Address   Death Benefit
----------------------   ---------------   ---------------   -------------
                                                              __________%

                                                              __________%

If a contingent Designated Beneficiary predeceases Executive, then the Remaining Balance shall be paid instead, within ninety (90) days following Executive's death, to the contingent Designated Beneficiary's estate.

     4. WITHHOLDING. All payments under the Agreement shall be subject to reduction by the Company for all amounts that the Company is required to withhold under federal, state or local tax laws.

     5. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein have the meaning given to those terms in the Agreement.

     6. AGREEMENT CONTROLS. This Payment Election Form is subject to the terms and conditions of the Agreement, which may cause payments to be paid either sooner or later, and in a different form, than elected by Executive hereunder. EXECUTIVE ACKNOWLEDGES THAT HE HAS RECEIVED A COPY OF THE AGREEMENT, HAS READ IT AND AGREES TO BE BOUND BY IT.

EXECUTIVE

                                            Date:
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Print name:
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EXECUTIVE'S SIGNATURE HERETO WITNESSED BY:

                                            Date:
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Print name:
            -----------------------------

                                    EXHIBIT B

                              GLACIER BANCORP, INC.

                              AMENDED AND RESTATED
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                        (EFFECTIVE AS OF JANUARY 1, 2008)

                                   ----------

                       DESIGNATED BENEFICIARY CHANGE FORM

     The undersigned ("Executive") is a party to the Amended and Restated Supplemental Executive Retirement Agreement, effective as of January 1, 2008, by and between Glacier Bancorp, Inc. and Executive ("Agreement"). Executive hereby changes the Designated Beneficiary(ies) of his Account as provided herein.

     1. PRIMARY DESIGNATED BENEFICIARY. Executive elects to have the unpaid balance of his Account ("Remaining Balance") paid, within ninety (90) days following his death, in a single lump-sum to the following primary Designated Beneficiary(ies):

Name of Primary          Social Security                     Percentage of
Designated Beneficiary        Number       Mailing Address   Death Benefit
----------------------   ---------------   ---------------   -------------
                                                              __________%

                                                              __________%

If a primary Designated Beneficiary predeceases Executive, then the Remaining Balance shall be paid instead, within ninety (90) days following Executive's death, to the primary Designated Beneficiary's estate; provided, however, that if Executive has named a contingent Designated Beneficiary in paragraph 2, then the Remaining Balance shall be paid instead as provided in such paragraph.

     2. CONTINGENT DESIGNATED BENEFICIARY. Executive elects to have the Remaining Balance paid, within ninety (90) days following his death, in a single lump-sum to the following contingent Designated Beneficiary(ies):

Name of Primary          Social Security                     Percentage of
Designated Beneficiary        Number       Mailing Address   Death Benefit
----------------------   ---------------   ---------------   -------------
                                                              __________%

                                                              __________%

If a contingent Designated Beneficiary predeceases Executive, then the Remaining Balance shall be paid instead, within ninety (90) days following Executive's death, to the contingent Designated Beneficiary's estate.

     3. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein have the meaning given to those terms in the Agreement.

     4. PRIOR ELECTIONS SUPERSEDED. This Designated Beneficiary Change Form supersedes any forms dated prior to the date hereof that name Designated Beneficiaries of Executive's Account.

EXECUTIVE

                                            Date:
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Print name:
            -----------------------------


EXECUTIVE'S SIGNATURE HERETO WITNESSED BY:

                                            Date:
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Print name:
            -----------------------------

                                    EXHIBIT C

                              GLACIER BANCORP, INC.

                              AMENDED AND RESTATED
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                        (EFFECTIVE AS OF JANUARY 1, 2008)

                                   ----------

                      2008 TRANSITION PAYMENT ELECTION FORM

     The undersigned ("Executive") is a party to the Amended and Restated Supplemental Executive Retirement Agreement, effective as of January 1, 2008, by and between Glacier Bancorp, Inc. and Executive ("Agreement"). Executive hereby makes the elections set forth herein with respect to his Account (as defined in the Agreement) pursuant to Section 3.02 of IRS Notice 2007-86 ("Notice of Additional 2008 Transition Relief under Section 409A") and other transition relief provided by the IRS.

     1. PAYMENT TRIGGER EVENT. Executive IRREVOCABLY elects to have amounts credited to his Account paid to him on, or beginning on, the first day of the first month immediately following the month in which the following Payment Trigger Event occurs:

          CHECK ONE OF THE FOLLOWING BOXES:

          [ ]  Separation from Service;

          [ ]  Attainment of age of sixty-five (65);

          [ ] The following anniversary date of Executive's Separation from Service ___________ (write 1st, 2nd, 3rd, 4th or 5th in space); or

          [ ] The following anniversary date of Executive's attainment of age sixty-five (65) ___________ (write 1st, 2nd, 3rd, 4th or 5th in space).

NOTE: IF YOU ELECT "ATTAINMENT OF AGE SIXTY-FIVE (65)" OR "THE FOLLOWING ANNIVERSARY DATE OF EXECUTIVE'S ATTAINMENT OF AGE SIXTY-FIVE (65)," THEN AMOUNTS, IF ANY, THAT WOULD OTHERWISE BE CREDITED TO YOUR ACCOUNT FOR SERVICES PERFORMED AFTER THE PAYMENT TRIGGER EVENT OCCURS SHALL BE PAID TO YOU WITHIN SIXTY (60) DAYS AFTER THE CLOSE OF THE PLAN YEAR IN WHICH SUCH SERVICES ARE PERFORMED, INSTEAD OF BEING CREDITED TO YOUR ACCOUNT FOR LATER PAYMENT.

     2. FORM OF PAYMENT. Executive IRREVOCABLY elects to have amounts credited to his Account paid to him on, or beginning on, the date described in paragraph 1 hereof in the following form:

          CHECK ONE OF THE FOLLOWING BOXES:

          [ ]  Single lump-sum; or

          [ ]  Equal annual installments over a period of five (5) years

     3. DESIGNATED BENEFICIARY.

          a. PRIMARY DESIGNATED BENEFICIARY. Executive elects to have the unpaid balance of his Account ("Remaining Balance") paid, within ninety (90) days following his death, in a single lump-sum to the following primary Designated Beneficiary(ies):

Name of Primary          Social Security                     Percentage of
Designated Beneficiary        Number       Mailing Address   Death Benefit
----------------------   ---------------   ---------------   -------------
                                                              __________%

                                                              __________%

If a primary Designated Beneficiary predeceases Executive, then the Remaining Balance shall be paid instead, within ninety (90) days following Executive's death, to the primary Designated Beneficiary's estate; provided, however, that if Executive has named a contingent Designated Beneficiary in paragraph 3.b, then the Remaining Balance shall be paid instead as provided in such paragraph.

          b. CONTINGENT DESIGNATED BENEFICIARY. Executive elects to have the Remaining Balance paid, within ninety (90) days following his death, in a single lump-sum to the following contingent Designated Beneficiary(ies):

Name of Primary          Social Security                     Percentage of
Designated Beneficiary        Number       Mailing Address   Death Benefit
----------------------   ---------------   ---------------   -------------
                                                              __________%

                                                              __________%

If a contingent Designated Beneficiary predeceases Executive, then the Remaining Balance shall be paid instead, within ninety (90) days following Executive's death, to the contingent Designated Beneficiary's estate.

     4. WITHHOLDING. All payments under the Agreement shall be subject to reduction by the Company for all amounts that the Company is required to withhold under federal, state or local tax laws.

     5. AGREEMENT CONTROLS. This Payment Election Form is subject to the terms and conditions of the Agreement, which may cause payments to be paid either sooner or later, and in a different form, than elected by Executive hereunder.

     6. PRIOR ELECTIONS. The elections made by Executive herein supersede all prior elections of Executive relating to compensation deferred under the Plan, including compensation deferred prior to January 1, 2008.

     7. AGREEMENT TO BE BOUND. EXECUTIVE ACKNOWLEDGES THAT HE HAS RECEIVED A COPY OF THE 2008 AMENDED AND RESTATED AGREEMENT AND AGREES TO BE BOUND BY THE TERMS AND CONDITIONS THEREOF.

     8. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein have the meaning given to those terms in the Agreement.

     9. IRS NOTICE 2007-86. No change in the time or form of payment made hereunder shall apply to amounts that would otherwise be payable in 2008 or cause an amount to be paid in 2008 that would not otherwise be payable in 2008.

EXECUTIVE

                                            Date:
-----------------------------------------         ------------------------------
Print name:
            -----------------------------


EXECUTIVE'S SIGNATURE HERETO WITNESSED BY:

                                            Date:
-----------------------------------------         ------------------------------
Print name:
            -----------------------------